Supplement dated September 9, 2016 to the Prospectus dated May 1, 2016 for the Pacific Select VUL-Accumulation flexible premium variable life insurance policy issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Policyholder or Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2016.

The purpose of this supplement is to inform you of a new optional Rider called the Premier LTC Rider. Subject to availability, this Rider may be available to you on or after September 12, 2016.

The FEE TABLES section is amended as follows:

The following optional Rider is added to Table 2:

Table 2 describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

TABLE 2 – Periodic Charges Other Than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
OPTIONAL RIDERS AND BENEFITS
RIDERS PROVIDING ADDITIONAL COVERAGE:
Premier LTC Rider For only new Policies issued on or after September 12, 2016

Minimum and Maximum guaranteed charge	Monthly Payment Date	$0.02 - $1.87 per $1,000 of LTC Net Amount at Risk

Charge for a representative Insured		Maximum guaranteed charge is $0.34 per $1,000 of LTC NAR for a male, who is Age 55 at Policy Issue

The following is added to the Optional Riders and Benefits subsection:

Riders that provide additional Coverage to you or your family:

Premier LTC Rider

Provides the Policy Owner with prepayment of all or a portion of the Death Benefit by paying the Owner a monthly benefit for Covered Services the Insured incurs for Qualified Long-Term Care Services when we receive written proof that the Insured has been certified as a Chronically Ill Individual and has met the terms and conditions described in the Rider.

•	Premier LTC Rider

The Premier LTC Rider (LTC Rider) is a long-term care insurance rider that provides benefits for Covered Services incurred for Adult Day Care, Assisted Living Care, Home Health Care, Hospice Care, and Nursing Home Care. The Rider accelerates all or a portion of the Policy’s Death Benefit if you become Chronically Ill. You can only elect the LTC Rider at Policy issue. The Rider allows the Policy Owner to accelerate the Policy’s death benefit proceeds as a monthly benefit for Covered Services while the Insured is Chronically Ill and receiving Qualified Long-Term Care Services at an approved location as prescribed under a Plan of Care, subject to the limitations, exclusions and eligibility conditions defined in the Rider. We assess a monthly charge for the Rider.

This Rider cannot be added to any policy that has the Premier Living Benefit Rider attached. You may elect both the Terminal Illness Rider and the LTC Rider at Policy issue, as long as the Insured meets the eligibility requirements for each rider.

Rider Charge

We assess the LTC Rider Charge on each Monthly Payment Date and deduct it from the Policy’s Accumulated Value. The maximum monthly charge for this Rider is equal to (a × b) where:

(a)	is the Maximum Monthly LTC Rider Charge Rate as shown in the Policy Specifications divided by 1,000; and

(b)	is the LTC Net Amount at Risk.

During any Claim Period, we will waive any LTC Rider Charges that would occur as part of the Policy Monthly Deduction. Any LTC Rider Charges will also be waived when calculating any waiver of charges coverage on the Policy. The charges will resume when the Claim Period is no longer in effect. Rider charges will apply during any Elimination Period.

A hypothetical example of a Maximum Monthly LTC Rider Charge Calculation:

Assume the following:

•	Policy Death Benefit is $1,000,000

•	LTC Coverage Amount is $750,000

•	Policy Net Amount at Risk (NAR) is $948,351

•	Maximum Monthly LTC Rider Charge rate per $1000 of LTC NAR is 0.3426 (For a male, issue Age 55)

LTC NAR = $711,263.25. The LTC Net Amount of Risk (NAR) is calculated on each Monthly Payment Date as [a × b] ÷ c where:

(a)	is the LTC Coverage Amount;

(b)	is the Policy’s Net Amount at Risk; and

(c)	is the Policy’s Death Benefit.

LTC Rider Charge = [Maximum Monthly LTC Rider Charge Rate ÷ 1000] x LTC NAR = $243.68

Rider Terms

Acceleration Percentage – an amount used to calculate Policy and Rider values after a benefit payment and after the corresponding reduction to the Policy’s Total Face Amount. It is calculated after each benefit payment as the LTC Benefit Amount divided by the Policy Death Benefit prior to the benefit payment.

Activities of Daily Living – include the following self-care functions:

•	Bathing oneself

•	Continence

•	Dressing oneself

•	Feeding oneself

•	Getting oneself to and from the toilet

•	Transferring oneself into or out of a bed, chair or wheelchair.

Adjusted LTC Coverage Amount – the amount used to calculate the Maximum Monthly Benefit Payment Amount. If no benefits have been paid under the Rider, the Adjusted LTC Coverage Amount is equal to the LTC Coverage Amount. Any decrease to LTC Coverage Amount will also decrease the Adjusted LTC Coverage Amount by the same dollar amount, except that the Adjusted LTC Coverage Amount will not be reduced for a benefit payment under this rider. We do not allow increases to the Adjusted LTC Coverage Amount.

Assessment – an evaluation done in the United States by a Licensed Health Care Practitioner to determine or verify that the Insured is a Chronically Ill Individual.

Assisted Living Care – personal/custodial monitoring and assistance with Activities of Daily Living provided in a residential setting in an Assisted Living Facility.

Assisted Living Facility – a facility that is licensed or certified or complies with the state’s facility licensing requirements to engage primarily in providing ongoing Assisted Living Care and related services as described in the Rider.

Chronically Ill Individual – an Insured who has been certified in writing as:

•	Being unable to perform at least two Activities of Daily Living without hands-on or standby assistance from another individual for a period of at least 90 days due to a loss of functional capacity; or

•	Requiring substantial supervision by another person for protection from threats to the Insured’s health or safety due to a Severe Cognitive Impairment as described in the Rider.

Claim Forms – we will provide Claim Forms for the filing of a Proof of Loss when we receive the notice of claim. If the Owner, Insured or Insured’s Representative does not receive the necessary Claim Forms within 15 days, a Proof of Loss can be filed without them by sending us a letter which describes the occurrence, the character and the extent of the loss for which the claim is made. That letter must be sent to us at our Administrative Office within the time noted below under Proof of Loss.

Claim Period – an uninterrupted period of time during which benefits are being paid under this Rider. The Claim Period for an occurrence begins on the date a benefit payment is made. After the final benefit payment for an occurrence is made, the Claim Period terminates at the end of the day prior to the next Monthly Payment Date.

Confinement or Confined – an Insured who is a resident in a Nursing Home Facility, an Assisted Living Facility or a Hospice Care Facility for a period for which a room and board charge is made.

Covered Services – the types of Qualified Long-Term Care Services the Insured must receive and must be prescribed under a Plan of Care in order to qualify for a benefit to be payable under this Rider.

Elimination Period – the total number of days that the Insured is a Chronically Ill Individual before benefits are payable. The Elimination Period is 90 days for all covered services. The Elimination Period must only be met once; any subsequent claim will not be subject to a new Elimination Period

Home Health Care – medical and non-medical services, provided to ill, disabled or infirm persons by a Home Health Care Agency in their residences.

Home Health Care Agency – an entity that is licensed or certified to provide Home Health Care for compensation by the state in which it operates and employs staff who are qualified by training or experience to provide such care.

Hospice Care – services designed to provide palliative care and alleviate the Insured’s physical, emotional and social discomforts if he or she is Terminally Ill and in the last phases of life.

Hospice Care Facility – a facility that is appropriately licensed or certified to provide Hospice Care in the state in which it operates.

Immediate Family Member – the Insured’s Spouse and the parents, brothers, sisters and children of either the Insured or the Insured’s Spouse by blood, adoption or marriage.

In Good Order – the date the applicable Elimination Period has been completed and all of the requirements under the eligibility conditions for the payment of benefits under this Rider have been met and verified by us.

Licensed Health Care Practitioner – a physician, a registered professional nurse, licensed social worker or other individual who meets such requirements as may be prescribed by the Secretary of the Treasury of the United States. A Licensed Health Care Practitioner must reside in the United States and cannot be you or an Immediate Family Member.

LTC Coverage Amount – the total benefits payable under the Rider, adjusted for certain policy transactions as further described in LTC Coverage Amount.

LTC Net Amount at Risk (NAR) – the LTC NAR is calculated on each Monthly Payment Date as (a) multiplied by (b) divided by (c) where:

(a)	is the LTC Coverage Amount;

(b)	is the Net Amount at Risk of the Policy; and

(c)	is the Death Benefit of the Policy.

Maintenance or Personal Care Services – means any care the primary purpose of which is the provision of needed assistance with any of the disabilities as a result of which the Insured is a Chronically Ill Individual. This includes protection from threats to health and safety due to Severe Cognitive Impairment.

Minimum LTC Coverage Amount – the minimum amount of long term care coverage available under the Rider; generally $50,000 but varies by state and is shown in your policy specifications.

Minimum Premium Requirements – if your Policy has minimum earnings benefits, any Minimum Premium Requirement is reduced on the date of the claim by an amount equal to the Minimum Premium Requirement prior to the benefit payment multiplied by the Acceleration Percentage. The total premium paid used to meet any Minimum Premium Requirement is reduced on the date of the claim by an amount equal to the total premium paid prior to the benefit payment multiplied by the Acceleration Percentage.

Monthly Per Diem Limitation – the Per Diem Limitation declared by the Internal Revenue Service and in effect on the date any LTC Benefit is effective, multiplied by the Maximum Per Diem Limitation Percentage shown in the Policy Specifications then multiplied by 30. The IRS releases updated Per Diem Limitations annually. Current Per Diem Limitations can be found on the IRS’ website at www.irs.gov. You may also contact us at our Life Insurance Operations Center to request a quote for the current Limitations.

Nursing Home Care – nursing care and related services provided on an in-patient basis by a Nursing Home Facility.

Nursing Home Facility – a facility or distinctly separate part of a hospital or other institution that is appropriately licensed or certified or complies with the state’s facility licensing requirements to engage primarily in providing Nursing Home Care to inpatients under a planned program supervised by a Physician.

Option C Amount – if Death Benefit Option C is elected, the Option C Amount is the Policy’s Total Face Amount plus premiums paid, less any withdrawals (WD) or other distributions and is subject to Death Benefit Option C Limit as described in the Policy Specifications.

Plan of Care – a written individualized plan of services which is appropriate and consistent with the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”). An approved Plan will be consistent with the care needs that were verified during the process of establishing that the Insured is a Chronically Ill Individual. When we have received all information required to verify the Plan of Care, which will include the proposed provider of long term care services, we will generally complete the verification process within ten business days of the date of the claimant’s benefit eligibility approval.

Physician – a doctor of medicine or osteopathy legally authorized to practice medicine and surgery by the state in which he or she performs such function or action (as defined in Section 1861(r)(1) of the Social Security Act.

Proof of Loss – written Proof of Loss is information satisfactory to us that describes and confirms that the Insured has met the eligibility requirements for the payment of benefits. We will request Proof of Loss; we may require Proof of Loss from the Insured on a monthly or per occurrence basis. An occurrence is an uninterrupted period of time during which the Insured is claiming benefits under this Rider. If the Insured recovers, but later opens a new claim, the subsequent claim will be considered a new occurrence. You must provide written Proof of Loss within 90 days after the loss for which benefits are claimed. However, we will still consider a claim if it was not possible to secure proof within the 90-day time frame and you provided the Proof of Loss as soon as reasonably possible thereafter. Except in the absence of legal capacity, we will not consider an expense to be a Covered Expense if Proof of Loss for that expense is furnished more than one year after the date the proof is otherwise required.

Qualified Long-Term Care Services – services that meet the requirements of Section 7702B(c)(1) of the Internal Revenue Code of 1986, as amended, as follows: necessary diagnostic, preventative, therapeutic, curing, treating, mitigating and rehabilitative services, and Maintenance or Personal Care Services which are required by a Chronically Ill Individual and are provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner.

Severe Cognitive Impairment – means a deficiency in an individual’s short or long-term memory, orientation as to person, place and time, deductive or abstract reasoning, or judgment as it relates to safety awareness.

Terminally Ill – means the Insured has a life expectancy of 12 months or less, as certified by a Physician.

Limitations, Exclusions and Eligibility Conditions for Benefits

To receive the Rider Benefit, you must satisfy the following conditions:

•	A Licensed Health Care Practitioner certifies the Insured as being a Chronically Ill Individual;

•	The Insured receives care that is a Covered Service under this Rider and care is provided pursuant to a written Plan of Care;

•	Coverage under this Rider is In Force on the date(s) the care is received;

•	Any assignee or any irrevocable Beneficiary under the Policy must provide written consent to payment of benefits;

•	The applicable Elimination Period has been satisfied.

If the Insured recovers from a Chronic Illness and the LTC Coverage Amount has not been exhausted, a new claim may be initiated, subject to the same eligibility requirements that applied to the initial claim. However, the Elimination Period will already have been satisfied. Benefits for subsequent claims will be calculated in the same manner as they were for the initial claim.

You must elect to accelerate benefits under the Policy by making a claim for benefits under this Rider. If the entire Death Benefit under the Policy is accelerated under the terms of this Rider, the Policy will terminate.

Certain pre-existing condition limitations apply. A pre-existing condition is any condition for which the Insured received medical advice or treatment in the six months preceding the LTC Rider Effective Date. If the Insured is Confined for a pre-existing condition that was disclosed in the application the Elimination Period is waived. We will not pay benefits for a Confinement due wholly or in part to a pre-existing condition which is not disclosed in the application if the need for services begins during the first six months after the Rider Effective Date.

The Rider will not pay benefits for:

•	Care or services provided by the Insured’s Immediate Family unless:

•	He or she is a regular employee of an organization which is providing the treatment, service or care; and

•	The organization receives the payment for the treatment, service or care;

•	Care or services for which no charge is made in the absence of insurance;

•	Care or services that result from an attempt at suicide (while sane or insane) or an intentionally self- inflicted injury;

•	Care or services that result from alcoholism or drug addiction;

•	Care or services that result from committing or attempting to commit or participating in a felony, riot or insurrection;

•	Care or Services received outside the United States unless the initial and any annual renewal certifications are completed by a Licensed Health Care Practitioner.

•	Care or services that result from active duty in the armed forces of any nation or international government or units auxiliary thereto, or the National Guard;

•	Care or services that result from war or any act of war, whether declared or undeclared;

•	Treatment provided in a government facility (unless current or future law requires that this Rider provide coverage);

•	Services for which benefits are available under Medicare or other governmental program (except Medicaid), any state or federal workers’ compensation, employer’s liability or occupational disease law, or any motor vehicle no-fault law; or

•	Services received while this Rider is not In Force, except as provided in the Extension of Benefits provision.

LTC Coverage Amount

The LTC Coverage Amount is the maximum amount of benefits payable under this Rider. The initial LTC Coverage Amount is shown in the Policy Specifications and is adjusted thereafter as described below. The LTC Coverage Amount will never exceed the Policy’s Total Face Amount, or, if Death Benefit Option C is in effect, the lesser of the Total Face Amount or the Option C Amount.

The LTC Coverage Amount will be decreased at the time:

•	we receive your Written Request;

•	we pay a benefit in accordance with the terms of the Rider;

•	a withdrawal from the Policy occurs; or

•	the LTC Coverage Amount is greater than the Policy’s Total Face Amount; or, if you selected Death Benefit Option C, the LTC Coverage Amount will be decreased to the lesser of the Policy’s Total Face Amount or the Option C Amount.

Transaction	Reduction to LTC Coverage Amount	LTC Coverage Amount After Transaction
Benefit Payment	LTC Benefit Amount	A – B where: A is the LTC Coverage Amount before Benefit Payment; and B is the LTC Benefit Amount See Example #1 below
Withdrawal	Withdrawal/Policy Death Benefit x LTC Coverage Amount	A x (1 – B/C) where: A is the LTC Coverage Amount before the withdrawal; B is the Withdrawal; and C is the Policy Death Benefit before the withdrawal See Example #2 below
Other reduction to the Total Face Amount (Death Benefit Option A or B is in effect)	Maximum of A or (B – C) where: A is 0; B is the LTC Coverage Amount; and C is the Policy Face Amount after the face reduction	Minimum of A or B where: A is the LTC Coverage Amount before the reduction to Total Face Amount; and B is the Total Face Amount after the reduction See Example #3 below
Other reduction to the Total Face Amount (Death Benefit Option C is in effect)	Maximum of A or (B – C) where: A is 0; B is the LTC Coverage Amount; and C is the lesser of Policy Face Amount after the face reduction or the Option C Amount after the face reduction

Minimum of A, B or C where:

A is the LTC Coverage Amount before the reduction to Total Face Amount;

B is the Total Face Amount after the reduction;

C is the Option C Amount after the reduction to Total Face Amount

See Example #4 below

If no benefits have been paid under the Rider, the Adjusted LTC Coverage Amount is equal to the LTC Coverage Amount. Any decrease to LTC Coverage Amount will also decrease the Adjusted LTC Coverage Amount by the same dollar amount, except that the Adjusted LTC Coverage Amount will not be reduced for a benefit payment under this rider. We do not allow increases to the Adjusted LTC Coverage Amount.

Hypothetical Example #1:

Assume the following:

•	LTC Coverage Amount at issue is $750,000 and Total Face Amount is $1,000,000

•	LTC Benefit Amount = $10,000

Then:

LTC Coverage Amount = $740,000 ($750,000 – $10,000)

Adjusted LTC Coverage Amount = $750,000 (benefit payment does not reduce the Adjusted LTC Coverage Amount)

Hypothetical Example #2:

Assume the following:

•	LTC Coverage Amount is $740,000;

•	Death Benefit Option B

•	Adjusted LTC Coverage Amount is $750,000,

•	Total Face Amount is $1,000,000

•	Accumulated Value is $50,000

•	Death Benefit is $1,050,000

•	Withdrawal processed for $25,000

Then:

LTC Coverage Amount after WD = LTC Coverage Amount before Withdrawal x (1 – WD/DB) = $722,380.95

This is a reduction of $17,619.05 (740,000 – 722,380.95). The same dollar amount reduces the Adjusted LTC Coverage Amount.

Adjusted LTC Coverage Amount = $732,380.95

Hypothetical Example #3:

Assume the following:

•	LTC Coverage Amount is $722,380.95

•	Adjusted LTC Coverage Amount is $732,380.95

•	Total Face Amount is $1,000,000

If there is a policy transaction that reduces the Total Face Amount to $800,000 there is no reduction to the LTC Coverage Amount or the Adjusted LTC Coverage Amount. This is because the LTC Coverage Amount of $722,380.95 is still less than the Total Face Amount after reduction to $800,000.

If a there is a policy transaction that reduces the Total Face Amount to $600,000, then the LTC Coverage Amount is reduced to $600,000 so that the LTC Coverage Amount does not exceed the Total Face Amount. This is a reduction of $122,380.95 and this same dollar amount will reduce the Adjusted LTC Coverage Amount. The Adjusted LTC Coverage Amount after this reduction is $610,000.

Hypothetical Example #4: (Option C)

Assume the following:

•	LTC Coverage Amount is $950,000

•	Adjusted LTC Coverage Amount is $950,000

•	Total Face Amount is $1,000,000

•	DB Option C is in effect

•	Cumulative Premiums = 100,000

•	Cumulative Withdrawals = 150,000

The Option C Amount before the face reduction = 950,000 (1,000,000 + 100,000 – 150,000)

The Face Amount is reduced to 975,000

After this reduction to Total Face Amount, the Option C Amount is 925,000 (975,000 + 100,000 – 150,000)

Although the LTC Coverage Amount does not exceed the Total Face Amount after the reduction to the Total Face Amount, the LTC Coverage Amount does exceed the Option C Amount. Therefore, after the reduction to the Total Face Amount, the LTC Coverage Amount is reduced to $925,000. (The Adjusted LTC Coverage Amount is also reduced to $925,000).

The Rider at Exercise

The LTC Benefit Amount is the lesser of the dollar amount you requested or the Maximum Monthly Benefit Payment Amount available under this Rider. Any requested LTC Benefit Amount may not be less than the Minimum Monthly Benefit Payment Amount.

The Maximum Monthly Benefit Payment Amount is the lesser of:

•	The Maximum Monthly Percentage multiplied by the Adjusted LTC Coverage Amount; or

•	The Monthly Per Diem Limitation; or

•	The LTC Coverage Amount.

The Maximum Monthly Percentage is the maximum percentage of the Adjusted LTC Coverage Amount that will be paid as a monthly LTC Benefit. You elect the Maximum Monthly Percentage shown in the Policy Specifications at Policy issue and cannot change it thereafter.

Provided the Policy is not in its Grace Period, the amount of the LTC Benefit Proceeds is equal to (a – b) where:

(a)	is the LTC Benefit Amount; and

(b)	is any Policy Debt immediately prior to the benefit payment, multiplied by the Acceleration Percentage.

LTC Benefit Proceeds During Policy Grace Period – If benefit payment is made while the Policy is in its Grace Period, we reduce the payment by any unpaid Monthly Deductions. The LTC Benefit Proceeds are equal to: (a – b – c) where:

(a)	is the LTC Benefit Amount; and

(b)	is any Policy Debt immediately prior to the benefit payment, multiplied by the Acceleration Percentage; and

(c)	is any Monthly Deductions due and unpaid immediately prior to the benefit payment, multiplied by 1 minus the Acceleration Percentage.

If (b + c) is greater than (a), no benefit payment will be made and the Policy will remain In Force.

A hypothetical example where the Policy is not in the Grace Period:

Assume the following:

•	LTC Coverage Amount is $750,000

•	LTC Benefit Amount is $10,000

•	Policy Debt before the benefit payment is $5,000

•	Policy Death Benefit before the LTC Benefit Amount is $1,000,000

Acceleration Percentage = 10,000 ÷ 1,000,000 = 1%

LTC Benefit Proceeds = 10,000 – (5,000 x 1%) = $9,950.00

A hypothetical example where the Policy is in the Grace Period:

Assume the following:

•	LTC Coverage Amount is $750,000

•	LTC Benefit Amount is $10,000

•	Policy Accumulated Value is $15,000

•	Policy Debt before the benefit payment is $15,200

•	Monthly Deductions due and unpaid is $200

•	Policy Death Benefit before the LTC Benefit Amount is $1,000,000

Acceleration Percentage = 10,000 ÷ 1,000,000 = 1%

We will reduce Policy Debt, Accumulated Value and Monthly Deductions due and unpaid each by the Acceleration Percentage (1%):

•	Accumulated Value after the benefit payment is $14,850

•	Policy Debt after the benefit payment is $15,048

•	Monthly Deductions due and Unpaid after the benefit payment is $198.00

LTC Benefit Proceeds = $10,000 – $152 – $198 = $9,650.00

If a benefit payment is made on the Monthly Payment Date, the benefit payment will be processed before the calculation of the Policy Monthly Deductions.

Your Policy After Exercising the Rider

When you exercise the Rider and we make a Benefit payment, the following values will be reduced by an amount equal to the value below multiplied by the Acceleration Percentage:

•	the Policy’s Total Face Amount;

•	the Policy’s Accumulated Value;

•	any Alternate Accumulated Value of the Policy or any rider;

•	any Policy debt;

•	any alternate loan values;

•	any Surrender Charge applicable for each Coverage Layer unless the Policy has a Maximum Surrender Charge. If your Policy has a Maximum Surrender Charge, it will be reduced by the Acceleration Percentage;

•	any Monthly Deduction due and unpaid during a Policy Grace Period;

•	For Policies with Death Benefit Option C, the sum of the premiums less withdrawals and other distributions as described in the Policy; and

•	For Policies with Death Benefit Option C, the Option C Death Benefit Limit.

For example, if the Acceleration Percentage is 2%, each of the above values is reduced by 2% as shown below:

Policy Value	Before benefit payment	Reduction (2% x Value)	After benefit payment
Total Face Amount	$500,000	$10,000	$490,000
Accumulated Value	$50,000	$1,000	$49,000
Policy Debt	$25.000	$500	$24,500
Alternate Accumulated Value	$15,000	$300	$14,700
Surrender Charge	$1,000	$20	$980

Other values reduced by the Acceleration Percentage are reduced in a similar manner as shown in the example above.

The Face Amount of each Coverage Layer of the Policy or any term insurance Rider on the Insured will be reduced according to the terms of the Policy and Rider. You may not decrease the Total Face Amount starting on the date a claim is In Good Order and continuing until the end of that Claim Period.

Your Policy’s Cost of Insurance charges will be calculated according to the terms of the Policy, but will be based on the reduced Policy values following a Benefit payment.

After reduction to your Policy’s Accumulated Value and any Policy Debt, any amount of Monthly Deductions that are due and unpaid at the time of a benefit payment are reduced by an amount equal to the Acceleration Percentage multiplied by the Monthly Deduction due and unpaid prior to the benefit payment.

Transfers of Accumulated Value during any Claim Period

Transfers from the Fixed Account or the Fixed LT Account to the Variable Investment Options are not permitted. You may transfer Accumulated Value from the Variable Investment Options to the Fixed LT Account, subject to limitations on allocations to the Fixed Options.

Other Effects on the Policy

Beginning on the date a claim is In Good Order under this Rider:

•	We will not allow Death Benefit Option Changes, except for changes into Death Benefit Option A;

•	We will not allow any requested increases in benefits under the Policy or any Riders; and

•	We will discontinue the Automated Income Option or any other systematic distribution program in effect.

You may not request a Policy Loan or Policy Withdrawal starting on the date a claim is In Good Order and continuing until the end of that Claim Period. When a Claim Period is no longer in effect, Policy Loans and Policy Withdrawals will be available according to the terms of the Policy.

The Riders After Exercising the Premier LTC Rider

Generally, optional rider benefits under the Policy will remain In Force subject to their terms and conditions, unless otherwise stated. We will calculate charges for optional riders in accordance with the terms of each applicable rider. Charges may be affected by the reduction in benefits and policy values. In addition:

•	For any policies with term insurance that provide a termination credit, the termination credit basis is reduced on the date of each benefit payment by an amount equal to the value of the termination credit basis prior to the benefit payment multiplied by the Acceleration Percentage;

•	For any no-lapse guarantee rider using no lapse guarantee premiums, the no-lapse premium and the no-lapse credit will be reduced on the date of each benefit payment;

•	Overloan protection riders cannot be exercised starting on the date a claim is In Good Order and continuing until the end of that Claim Period;

•	For policies with any minimum earnings benefit rider, any Minimum Premium Requirement is reduced by an amount equal to the Minimum Premium Requirement prior to the benefit payment multiplied by the Acceleration Percentage on the date of the claim.

Lapse Protection during Claim Period

During any Claim Period, the Policy and Riders will not lapse. On each Monthly Payment Date during any Claim Period, we will make a determination of the Policy’s Net Accumulated Value. If the Policy’s Net Accumulated Value is greater or equal to zero, the Net Accumulated Value will not be reduced to less than zero, except for any amount attributable to any loan or alternate loan that would otherwise reduce the Net Accumulated Value. If the Policy’s Net Accumulated Value is less than zero, the Net Accumulated Value will not be reduced further, except for any amount attributable to any loan or alternate loan that would otherwise reduce the Net Accumulated Value. Policy loans and alternate loans will continue to be processed according to the Policy and may result in a negative Net Accumulated Value. You may have to pay additional Premium to prevent your Policy and any Riders from lapsing when the Claim Period is no longer in effect. If the Insured dies during the Claim Period, we will pay the Policy’s Death Benefit as defined in the contract.

A hypothetical example with no Policy Debt:

Assume the following:

•	Accumulated Value prior to Monthly Deductions or benefit payment is $1,201

•	At benefit payment, Acceleration Percentage is 1%

•	Accumulated Value after benefit payment, but before Monthly Deductions is $1,189

•	Monthly Deductions due is $1,500

We will limit monthly deductions to $1,189 so that after the monthly deductions are assessed, the Accumulated Value is 0. The difference is “offset” and there is no requirement that this offset amount ever be repaid.

A hypothetical example with Policy Debt:

Assume the following:

•	Accumulated Value prior to Monthly Deductions or benefit payment is $1,201

•	Policy Debt prior to benefit payment is $500

•	At benefit payment, Acceleration Percentage is 1%

•	Accumulated Value after benefit payment, but before Monthly Deductions is $1,189

•	Policy Debt after the benefit payment is $495

•	Net Accumulated Value is $694 ($1,189 – $495)

•	Monthly Deductions due is $1,500

We will limit monthly deductions to $694 so that after the monthly deductions are assessed, the Net Accumulated Value is 0. The difference is “offset” and there is no requirement that this offset amount ever be repaid. Note that loan interest charge will be added to the policy debt so that the Net Accumulated Value at the end of the month will be negative.

Rider Termination

The Rider is effective on the Rider Effective Date unless otherwise stated. It will terminate on the same date any of the following occur:

•	The Insured’s death;

•	The Rider is cancelled pursuant to the Owner’s request;

•	Exercise of any Policy overloan protection;

•	Any terminal illness benefit payment resulting in an Adjusted LTC Coverage Amount that is less than the Minimum LTC Coverage Amount;

•	The LTC Coverage Amount is zero; or

•	The Policy is terminated.

Lapse and Reinstatement

The Policy’s Lapse and Reinstatement section applies to the Rider, except as follows:

•	We will provide Notice of pending lapse or termination for non-payment of premium to you and the Insured, any assignee of record and any additional designee;

•	To protect the Policy and Rider against unintentional lapse, you must designate at least one additional person to receive the lapse notice or you must waive the designation in writing;

•	We will waive any LTC Rider Charges that would occur as part of the Policy Monthly Deduction during any Claim Period;

•	The Policy and Riders will not lapse during any Claim Period and the Policy’s Net Accumulated Value will not be reduced to less than zero, except for amounts attributable to Policy loans.

You may have to pay additional Premium to prevent your Policy and any Riders from lapsing when the Claim Period is no longer in effect.

You can reinstate your Rider under the Rider’s Reinstatement provision within six months from the end of the Grace Period and subject to our approval of your reinstatement application. A reinstated Rider will only cover loss resulting from an injury or condition that begins after the date of reinstatement. Otherwise, you will have the same rights under the Rider as you had before it terminated. If the Rider terminates while the Insured is Chronically Ill, we may reinstate coverage subject to conditions described in the Rider.

You cannot reinstate the Rider after six months from the end of the Grace Period, even if your Policy is reinstated.

Please see Lapse and Reinstatement in the Policy Benefits – Optional Benefits – Premier LTC Rider.

Extension of Benefits

If this Rider terminates while the Insured is Confined in a Nursing Home Facility, Hospice Care Facility, or an Assisted Living Facility, benefits may be paid for such Confinement if the Confinement began while this Rider was In Force and the Confinement continues without interruption after termination. Extension of benefits stops on the earliest of:

•	The date when the Insured no longer meets the eligibility for the payment of benefits requirements;

•	The date the Insured is no longer Confined in a Nursing Home Facility, Hospice Care Facility, or an Assisted Living Facility; or

•	The date when the LTC Coverage Amount remaining after a monthly benefit payment is zero.

This Extension of Benefits provision is subject to all provision of this rider and all applicable coverage maximums.

If benefits are continued under this Extension of Benefits provision because the Policy has lapsed, no Death Benefit will be payable to the beneficiary under the Policy.

Payment of an Accelerated Death Benefit under this rider will reduce the Policy’s Death Benefit and other values under the Policy. In most circumstances, the cost of insurance charges will also be reduced. In addition, premium limitations and Death Benefits required in order for the Policy to qualify as a life insurance policy or avoid being classified as a Modified Endowment Contract under the Tax Code will also be affected.

Claims Provisions

We prefer that either you or the Insured notify us as soon as the Insured first becomes eligible and may soon need care covered by this Rider. Notify us even if you or the Insured is unsure, and we can help determine whether the Insured is eligible for benefits. To file a claim, you or the Insured may call us, notify us in writing or submit a completed Claim Form we provide.

When we receive the notice of claim, we will expect the Insured to submit a completed Claim Form. The information needed to establish the Insured’s eligibility for benefits will include:

•	Certification by a Licensed Health Care Practitioner that the Insured is a Chronically Ill Individual;

•	Confirmation through sufficient Proof of Loss that the Insured has incurred an expense for a Qualified Long-Term Care Service to initiate the Elimination Period; and

•	A Plan of Care.

In order to ensure that the Insured continues to meet the eligibility conditions for Rider Benefits throughout the Claim Period, we reserve the right to have the Insured evaluated by our nurse, to contact the Insured’s Physician(s) or other care provider and to review the Insured’s medical records at any time during the Claim Period.

We will provide Claim Forms for the filing of a Proof of Loss when we receive the notice of claim. If you, the Insured or the Insured’s Representative does not receive the necessary Claim Forms within 15 days, you can file a Proof of Loss without them by sending us a letter describing the occurrence, the character and the extent of the loss for which the claim is made. That letter must be sent to us at our Administrative Office within 90 days following the loss for which benefits are claimed. We will not pay benefits until we verify eligibility for benefits.

Once a claim is In Good Order, benefit payments will start within 30 business days. Benefit payments will be made as long as the insured continues to meet the eligibility for the payment of benefits and our liability continues. We pay the Benefits to you (or your designee) unless the Policy has been otherwise assigned.

If you or the Insured disagree with our decision regarding a claim, you may submit a Written Request for reconsideration of your claim within 60 days of that decision. Any internal review of claim decisions will be consistent with applicable laws and regulations. You or the Insured should submit any additional information that you or the Insured feel is necessary for our review.

Care Coordination

The Rider provides access to Care Coordination under a national long-term care services referral network via a toll-free telephone number. Care Coordination helps identify a person’s functional, cognitive, personal and social needs for care and services and can help link the person to a full range of appropriate services. Services include free consultation, Assessments and tailored information to assist in planning and implementing a Plan of Care. There is no additional charge for this service and it has no effect on the LTC Coverage Amount. This service is subject to availability and may be modified, suspended, or discontinued at any time upon thirty days written notice.

The following is added to Appendix B: State Law Variations:

APPENDIX B: STATE LAW VARIATIONS

YOUR FREE LOOK RIGHT

Free Look Right

For policies issued in California, you may return this policy within 10 days of policy delivery. For Insureds age 60 or older, you may return this policy within 30 days of policy delivery.

For policies issued in North Dakota, you may return this policy within 20 days of policy delivery.

OPTIONAL RIDERS AND BENEFITS

Premier LTC Rider

Rider Terms

For policies issued in Connecticut, the following applies:

Assisted Living Facility – a facility that is licensed or certified or complies with the state’s facility licensing requirements to engage primarily in providing ongoing Assisted Living Care and related services as described in the Rider.

A managerial residential community that provides residents with services from assisted living service agencies will be considered an Assisted Living Facility.

For policies issued in Arizona, Connecticut, Delaware, Florida, Montana, New Jersey, North Dakota, South Dakota, and Washington D.C. the following applies:

Elimination Period – the total number of days that the Insured is a Chronically Ill Individual before benefits are payable. However, in no case will the Elimination Period start date be more than:

90 days prior to the date the Owner or Insured contacts us for a loss related to the Insured’s inability to perform Activities of Daily Living; or

365 days prior to the date the Owner or Insured contacts us for a loss due to Severe Cognitive Impairment.

For policies issued in Arizona, the following applies:

Licensed Health Care Practitioner – a physician licensed pursuant to Arizona title 32, chapter 13 or 17, any registered nurse or registered nurse practitioner licensed to Arizona title 32, chapter 15, licensed social worker or other individual who meets such requirements as may be prescribed by the Secretary of the Treasury of the United States. A Licensed Health Care Practitioner must reside in the United States and cannot be you or an immediate family member.

For policies issued in Florida, the following applies:

Hospital – means any establishment that:

Offers services more intensive than those required for room, board, personal services, and general nursing care, and offers facilities and beds for use beyond 24 hours by individuals requiring diagnosis, treatment, or care for illness, deformity, infirmity, abnormality, disease, or pregnancy; and

Regularly makes available at least clinical laboratory services, diagnostic X-ray services, and treatment facilities for surgery or obstetrical care, or other definitive medical treatment of similar extent.

Limitations, Exclusions and Eligibility Conditions for Benefits

For policies issued in South Dakota, the following applies:

The Rider will pay benefits for:

Care or services that result from an attempt at suicide (while sane or insane) or an intentionally self- inflicted injury;

Claims Provisions

For policies issued in Florida, the following applies:

At our expense, we have the right to have the Insured examined as often as reasonably necessary while a claim is pending except that when a Licensed Health Care Practitioner has certified that the Insured is a Chronically Ill Individual, additional certifications may not be performed until after the expiration of the 90-day period starting on the date of certification. We may also have an autopsy made unless prohibited by law.

Form No. 15-45888-00